                                                                 EXHIBIT 10(ee)



                NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE
               UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE
                SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY
               STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED IN
                  VIOLATION OF SUCH ACT OR LAWS, THE RULES AND
                    REGULATIONS THEREUNDER AND THE PROVISIONS
                                OF THIS WARRANT.

                     WARRANT TO PURCHASE ____________ SHARES

                               OF COMMON STOCK OF

                       SUBSTANCE ABUSE TECHNOLOGIES, INC.

                                    ISSUED TO

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                              DATED:
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WARRANT NO.
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             (INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE)

         THIS CERTIFIES THAT _______________ (the "Warrant Holder") is the owner of a Warrant, subject to adjustment as provided in Section 3 hereof, which entitles the owner thereof to purchase, in whole or in part, and from time to time, as provided in Section 1 hereof, _____________ fully paid and nonassessable shares of the Common Stock, no par value (the "Common Stock"), of Substance Abuse Technologies, Inc., a Delaware corporation (hereinafter called the "Company"), at the purchase price per share of $________ (the "Purchase Price"), subject to adjustment as provided in Section 3 hereof, payable in lawful money of the United States of America upon surrender of this Warrant and payment of the Purchase Price in lawful money of the United States of America at the principal office of the Company (currently 4517 NW 31st Avenue, Ft. Lauderdale, Florida 33309) or at such other place as the Company may designate by written notice to the Warrant Holder.

1.       Exercise

         The Warrant evidenced hereby shall become exercisable in installments as follows: (1) as to ____________ shares of Common Stock on _______________________and shall terminate at 5:00 P.M., New York Time, on
______________ , and (2) as to an additional ____________ shares of Common Stock on each ____________ thereafter, and each such additional shares shall terminate at

5:00 P.M., New York Time, three years from their respective dates of exercise; provided, that however, in no event may any fractional share of the Common Stock be issued. In the event that a fractional share would otherwise be issued as a result of any adjustment made pursuant to Section 3 hereof or otherwise, payment for such fractional share shall be made on the basis of the Market Price on the date of exercise. For the purpose of this Section 1, the term "Market Price" shall mean (a) if the Common Stock is traded on a national securities exchange or on the National Association of Securities Dealers Automated Quotation ("NASDAQ") System, the closing sales price (or, if no sales on that day, the high bid price) or (b) if the Common Stock is not traded as provided in subsection (a), the closing bid price as reported in the OTC Bulletin Board of the National Association of Securities Dealers, Inc. (the "NASD") or in the pink sheets by the National Quotation Bureau, Inc.

         Upon any exercise of the Warrant evidenced hereby, the form of election to purchase set forth as Exhibit A hereto shall be properly completed, executed and delivered to the Company, together with full payment to the Company of the Purchase Price for the shares as to which the Warrant is exercised by certified check or bank draft. In the event that there is only a partial exercise of the Warrant evidenced hereby, there shall be issued to the Warrant Holder a new Warrant Certificate, in all respects similar to this Warrant Certificate, evidencing the number of shares of the Common Stock still available for exercise.

         Upon receipt of full payment and properly completed documentation, the Company shall then cause the Transfer Agent for the Common Stock to issue fully paid and nonassessable shares of the Common Stock as are represented by the exercise.

         If this Warrant shall be surrendered upon exercise within any period during which the transfer books for the Common Stock are closed for any purpose, the Company shall not be required to make delivery of certificates for shares of the Common Stock until the date of the reopening of said transfer books.

2.       Expiration Date

         The Warrant evidenced hereby may not be exercised after the expiration dates set forth in Section 1 hereof, with respect to the shares of the Common Stock as to which the Warrant may be exercised and, to the extent any such shares are not exercised by such expiration dates, the Warrant evidenced hereby shall become void.

3.       Adjustments

         Subject to the provisions of this Section 3, the Purchase Price and the shares of the Common Stock as to which the Warrant may be exercised shall be subject to adjustment from time to time as hereinafter set forth:

                  (a) If at any time, or from time to time, the Company shall, by subdivision, consolidation, or reclassification of shares, or otherwise, change as a whole the outstanding shares of the Common Stock into a different number or class of shares, the number and class of shares so changed shall replace the shares outstanding immediately prior to such change and the Purchase Price and the number of shares purchasable under the Warrant immediately prior to the date on which such change shall become effective shall be proportionately adjusted.

                  (b) Irrespective of any adjustments or change in the Purchase Price or the number of securities actually purchasable under the Warrant, the Warrant theretofore and thereafter issued may continue to express the exercise price and the number of securities purchasable thereunder as the Purchase Price and the number of securities purchasable were expressed in the Warrant when initially issued.

                  (c) If at any time while the Warrant is outstanding, the Company shall consolidate with, or merge into, another corporation, firm or entity, or otherwise enter into a form of business combination, the holder of the Warrant shall thereafter be entitled upon exercise thereof to purchase, with respect to each security purchasable thereunder immediately prior to the date on which such consolidation or merger or other form of business combination shall become effective, the securities or property to which a holder of one such security would have been entitled upon such consolidation or merger or other form of business combination, without any change in, or payment in addition to, the Purchase Price in effect immediately prior to such consolidation or merger or other form of business combination, and the Company shall take such steps in connection with such consolidation or merger or other form of business combination as may be necessary to assure that all the provisions of the Warrant shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or property thereafter deliverable upon the exercise of the Warrant.

                  (d) The Board of Directors of the Company, in its discretion, may, at any time during the exercise period of the Warrant, extend the exercise period or reduce the Purchase Price for all warrants then outstanding.

                  (e) Upon the happening of any event requiring the adjustment of the exercise price hereunder, the Company shall forthwith give written notice thereof to the registered holder of the Warrant stating the adjusted Purchase Price and the adjusted number of securities purchasable upon the exercise thereof resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. The certificate of the Company's independent public accountants shall be conclusive evidence of the correctness of any computation made hereunder.

4.       Notice to Warrant Holder

         Nothing contained herein shall be construed as conferring upon the Warrant Holder the right to vote or to consent or to receive notice as a shareholder in respect of the meetings of shareholders for the election of directors of the Company or any other matter, or any other rights whatsoever as a shareholder of the Company; provided, however, that in the event that:

                  (a) the Company shall take action to make any distribution (other than cash dividends payable out of earnings or earned surplus) on the Common Stock;

                  (b) the Company shall take action to offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights or securities convertible into the Common Stock;

                  (c) the Company shall take action to accomplish any capital reorganization, or reclassification of the capital stock of the Company (other than a change in par value, or a change from par value to no par value, or a change from no par value to par value, or a subdivision or combination of the Common Stock), or a consolidation or merger of the Company into, or a sale of all or substantially all of its assets to, another corporation; or

                  (d) the Company shall take action looking to a voluntary dissolution, liquidation or winding up of the Company; then, in any one or more of such cases, the Company shall, (x) at least 10 days prior to the date on which the books of the Company shall close or a record date shall be taken for such distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, cause notice thereof to be sent to the Warrant Holder at the address appearing on the Warrant register of the Company and, (y) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, cause at least 10 days' prior written notice of the date when the same shall take place to be given to the Warrant Holder in the same manner. Such notice in accordance with the foregoing clause (x) shall also specify, in the case of any such distribution or subscription rights, the date on which the holders of the Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (y) shall also specify the date on which the holders of the Common Stock shall be entitled to exchange their shares of the Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Failure to give such notice or any defect therein shall not affect the legality or validity of any of the matters set forth in this Section 5 inclusive.

5.       Investment Representation

         The Warrant Holder, by his, her or its acceptance of this Warrant, acknowledges that neither the Warrant nor the shares of the Common Stock issuable upon exercise thereof have been registered under the Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, represents and warrants to the Company that he, she or it is acquiring the Warrant for investment and not with a view to, or in connection with, any distribution thereof. The holder further represents and warrants that, if a registration statement under the Securities Act is not effective with respect to the underlying shares at the time of exercise, the Warrant Holder will acquire the shares of the

Common Stock for investment and not with a view to, or in connection with, any distribution thereof.

6.       Transfers and Exchanges

         The Company shall transfer, from time to time, any outstanding Warrant upon the books to be maintained by the Company for that purpose, upon surrender thereof for transfer properly endorsed or accompanied by appropriate instructions for transfer. Upon any such transfer, a new Warrant shall be issued to the transferee and the surrendered Warrant shall be canceled by the Company. The Warrant so canceled shall be delivered to the Company from time to time upon request. Warrants may be exchanged at the option of the holder thereof, when surrendered at the office of the Company, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the rights to purchase a like number of shares. Anything in this Section 6 to the contrary notwithstanding, no transfer shall be made if such transfer would violate Section 5 of the Securities Act.

7.       Payment of Taxes

         The Company will pay any documentary stamp taxes attributable to the initial issuance of the Common Stock issuable upon the exercise of the Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue or delivery of any certificates for the Common Stock in a name other than that of the registered holder of the Warrant in respect of which such shares are issued, and in such case the Company shall not be required to issue or deliver any certificates for the Common Stock or any Warrant for remaining shares until the person requesting the same has paid to the Company the amount of such tax or has established to the Company's satisfaction that such tax has been paid.

8.       Mutilated or Missing Warrant

         In case the Warrant shall be mutilated, lost, stolen or destroyed, the Company may in its discretion issue and deliver in exchange and substitution for, and upon cancellation of, the mutilated Warrant, or in lieu of, and in substitution for, the Warrant lost, stolen or destroyed, a new Warrant of like tenor and representing an equivalent right or interest, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Warrant. Applicants for such substitute Warrant shall also comply with such other reasonable regulations and pay such reasonable charges as the Company may prescribe.

9.       Reserve

         The Company covenants and agrees that, from time to time, there will be authorized and available for delivery a sufficient number of its shares of the Common Stock or other securities into which the Warrant is then exercisable to permit the exercise of the Warrant at the time outstanding as and when the certificates shall, from time to time, be deliverable in accordance with Section 1 hereof. In the event that there are insufficient shares or other securities for such purpose, the Company shall use its best efforts to seek shareholder approval for an Amendment to the Company's Certificate of Incorporation and/or to take such other action as is necessary or appropriate to cause such shares or other securities to be authorized.

10.      Governing Law

         The Warrant evidenced hereby shall be construed and enforced in accordance with the laws of the State of New York applicable to contracts made and to be performed in that State, without giving effect to any principles of conflicts of laws.

         IN WITNESS WHEREOF, Substance Abuse Technologies, Inc. has caused this Warrant to be signed manually by a duly authorized officer.

Dated:                                      SUBSTANCE ABUSE TECHNOLOGIES, INC.



                                            By:________________________________

                                    EXHIBIT A

                              ELECTION TO PURCHASE

To Substance Technologies, Inc.

c/o ___________________________________
    ___________________________________
    ___________________________________

         The undersigned hereby irrevocably elects to exercise the Warrant
represented by the within Warrant Certificate to purchase     shares of the
Common Stock issuable upon the exercise of the Warrant and requests that certificates for such shares shall be issued in the name of

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                                     (Name)

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                                    (Address)

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                                (Taxpayer number)

and be delivered to
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                                     (Name)

at
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                                    (Address)

and, if said number of shares of the Common Stock shall not be all the shares of the Common Stock evidenced by the within Warrant Certificate, that a new Warrant Certificate for the balance remaining of such said shares be registered in the name of

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                                     (Name)

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                                    (Address)

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                                (Taxpayer number)
and delivered to the undersigned at the address below stated.

Dated:________________, 19__

Name of holder of Warrant Certificate:

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                                 (please print)

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                                    (Address)

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                                   (Signature)

                      Note: The above signature must correspond with the name
                            as written upon the face of this Warrant
                            Certificate in every particular, without alteration or enlargement or any change whatever.